                                                                      Exhibit 24
                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                              EDWARD G. BEIMFOHR


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this  28th  day of  February , 2001.
                          ------        ----------



                                        /s/ Edward G. Beimfohr
                                       -----------------------------------------
                                       EDWARD G. BEIMFOHR

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                              CAROLE L. BROOKINS


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this  28th  day of  February , 2001.
                          ------        ----------



                                      /s/ Carole L. Brookins
                                      ------------------------------------------
                                      CAROLE L. BROOKINS

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                               EDWARD M. CARSON


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this  28th  day of  February , 2001.
                          ------        ----------



                                        /s/ Edward M. Carson
                                       -----------------------------------------
                                       EDWARD M. CARSON

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                              THOMAS H. CLAIBORNE


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this  28th  day of  February , 2001.
                          ------        ----------



                                       /s/ Thomas H. Claiborne
                                      ------------------------------------------
                                      THOMAS H. CLAIBORNE

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                 ERIC K. DIACK


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this  28th  day of  February , 2001.
                          ------        ----------



                                        /s/ Eric K. Diack
                                        ----------------------------------------
                                        ERIC K. DIACK

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                DAVID E. FISHER


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this  2nd  day of  March , 2001.
                          -----        -------



                                      /s/ David E. Fisher
                                      ------------------------------------------
                                      DAVID E. FISHER

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                              JOHN R. NORTON III


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this  27th  day of  February , 2001.
                          ------        ----------



                                       /s/ John R. Norton III
                                      ------------------------------------------
                                      JOHN R. NORTON III

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                HENRY R. SLACK


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this  27th  day of  February , 2001.
                          ------        ----------



                                        /s/ Henry R. Slack
                                        ----------------------------------------
                                        HENRY R. SLACK

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                            WILLIAM R. LOOMIS, JR.


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this  28th  day of  February , 2001.
                          ------        ----------



                                      /s/ William R. Loomis, Jr.
                                     -------------------------------------------
                                     WILLIAM R. LOOMIS, JR.